  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05984

The New Ireland Fund, Inc.
(Exact name of registrant as specified in charter)

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108
(Address of principal executive offices) (Zip code)

KBI Global Investors (North America) Ltd.

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108

(Name and address of agent for service)

1-800-468-6475

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

Managed Distribution Policy: The Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) has authorized a managed distribution policy to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at December 12. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s managed distribution policy exemptive order. The Board may amend or terminate the managed distribution policy at any time without prior notice to shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy.

Distribution Disclosure Classification: The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and the character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund’s assets are denominated, and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the year ended October 31, 2017 consisted of 100% net realized long-term capital gains.

In February 2018, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2017 calendar year.

Letter to Shareholders

Dear Shareholder,

We are pleased to provide the Annual Report for The New Ireland Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2017.

This year has been a positive year for Irish equities. For the 12 months ended October 31, 2107, the Fund’s NAV returned 30.04%1 , slightly behind the comparable MSCI All Ireland Capped Index (“MSCI”), which returned 30.21%.

When compared to the Euro Stoxx 50 Index, the MSCI underperformed by 1.9% over the 12 months ended October 31, 2017 as Europe continued to perform strongly. Compared to the S&P 500 Index, the MSCI outperformed by 6.6% over the 12 months. The US Dollar weakened against the euro over the 12 month period, boosting returns to US investors by approximately 6.2%.

The Irish economy is expected to show another year of strong recovery in 2017 with estimated GDP growth of almost 5%. Looking ahead to 2018, GDP growth of about 4.5% is forecast, on the assumption that the Brexit process is reasonably well-managed by all parties involved.

As recently announced, the Fund has completed a transferable rights offering in which 1,245,445 common shares were issued at a subscription price per share of $11.54, which was based upon a formula equal to 92.5% of the average of the last reported sales price of the Fund’s shares of common stock on the NYSE on the Expiration Date (December 6, 2017) and each of the four preceding trading days.

The proceeds of the offering of approximately $14.4m will be invested in accordance with the Fund’s investment objective and policies in new investment opportunities, which is expected to be substantially completed within three months. The Fund’s investment adviser will seek potential investment opportunities in smaller capitalization Irish securities, new issues, and high quality European companies that would complement the current portfolio and add diversification.

We are pleased to inform you that the Managed Distribution Policy remains in place to provide a steady and sustainable quarterly cash distribution to shareholders. In December 2017, the Board of Directors (the “Board”) set the annual distribution rate, which is reviewed periodically, at 8% of the Fund’s net asset value at December 12, 2017.

[1]	All returns are in US dollars unless stated otherwise

Our detailed comments regarding the Irish economy, market and Fund performance follows in our Management Discussion and Analysis. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit our website at www.newirelandfund.com for daily price information, fund documents as well as investment updates. We thank you for investing with us and we look forward to our continued relationship.

Sincerely,

Margaret Duffy Chair of the Board December 15, 2017	Sean Hawkshaw Director & President December 15, 2017

Important Information Concerning Management Discussion and Performance and Analysis

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2017. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of KBI Global Investors (North America) Ltd. The MD&A contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

Management Discussion and Analysis (as of October 31, 2017)

For the 12 months ended October 31, 2017, the Fund’s net asset value (“NAV”) increased by 30.04% in U.S. Dollar termsi to $15.56, as compared to the MSCI All Ireland Capped Index (“MSCI”) which returned 30.2% over the period.

Irish Economic Review

Gross domestic product (“GDP”) for the Republic of Ireland (“Ireland”) grew by 5.8% over the year to end June 2017 (last available data), while gross national product (“GNP”) (arguably, in our view, a more accurate measure because GNP essentially strips out the impact of profit repatriations by multinational corporations) fell by 1.3%. The performance of both measures, in our view, has been consistently strong, though highly volatile, for some time.

However, as discussed in several previous reports, we believe that GDP and GNP statistics for Ireland have become somewhat misleading. The issue is not, in our view, that the statistics are in error, per se, it is that we believe GDP and GNP are no longer as useful as they once were in measuring the real change of activity in an economy, such as Ireland’s, which is very open to international capital and trade flows of many kinds. In response, the Central Statistics Office of Ireland has started to produce a new indicator, “GNIii”, which is designed to exclude significant globalization effects that disproportionately affect

[i]	All returns are in US dollars unless stated otherwise

ii	Gross National Income

the Irish economic resultsiii (e.g., stripping out the impact of factors such as redomiciled companies and depreciation of intellectual property). We expect that this indicator will, over time, help economists and policymakers to make a more accurate assessment of the pace of economic growth. In the short-term, however, GNI may be of limited value as it not available on a quarterly basis, or in real (inflation-adjusted) terms.

Fortunately, there are of course a range of other indicators which can be used to give us a good sense of what really is happening in the economy.

Retail sales continue to show solid growth, but the growth rate fell to much more modest levels in recent months, with the annual rate of growth ranging between about 1% and 4%. That is not particularly surprising, however, when we consider the very high rate of growth seen previously, combined with the heightened economic uncertainty experienced since the decision of the United Kingdom (“UK”) to leave the European Union (“EU”). Consumer confidence is at a high level, but has flattened out recently. As with retail sales, this is most likely not a particular cause for concern, in our view, given the very high absolute level of confidence in any case.

The pattern of business confidence is somewhat different to that seen in consumer confidence. Business confidence fell quite sharply in the immediate run-up to, and the aftermath of, the UK electorate’s vote to leave the European Union. But, after a trough in July 2016 (immediately after the UK referendum result), it has recovered quite well, in our view, and now is at much the same level as seen in 2015, for example. This is likely to have happened because of improved economic growth and sentiment outside Ireland.

There continues to be a steady trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 246,900 in October of this year. The unemployment rate has also declined and stands at 6.0% (also October 2017 data), down from a peak of 14.9%. Ireland’s unemployment rate is now substantially below the eurozone average of 7.4%. Encouragingly, we believe the detail of the employment statistics is positive, with most new jobs being full-time/permanent rather than temporary, and with job growth being well diversified across a range of sectors.

Credit to households and non-financial corporations continued to contract, as repayments exceeded new lending. The annual rate of change in loans to households, excluding mortgages, was -7.6% in September, in a pattern that has been in place for several years now while the economy deleverages. Lending to the non-financial corporate sector declined by 2.1% over the same period. Mortgage lending, helped by the very strong housing market, finally ended its very long period of decline, with a year-on-year growth rate of zero. This marked the first quarter since June of 2006 during which mortgage lending had not declined.

iii	http://www.cso.ie/en/csolatestnews/pressreleases/2017pressreleases/pressstatementmacroeconomicreleasesyear2016andquarter12017

The overall pattern is that while growth remains strong, it is certainly not being financed by debt. Both the corporate sector and the household sector continue to reduce their indebtedness, as they have done continuously since 2009.

The Irish government deficit as measured by the “General Government Balance”, a standardized EU measure, was 0.7% of GDP in 2016, a 0.5% of GDP improvement relative to 2015 (these numbers exclude the impact of state transactions in the banking sector). For 2017, we expect that there will be a very small deficit of less than one quarter of one percent of GDP. In the 2018 budget of Ireland, announced in October 2017, the government again forecasted a very small deficit in 2018, of just 0.1% of GDP.

The debt/GDP ratio is estimated to have peaked in 2013, at about 120%, and we estimate that it will have fallen to about 70% by the end of 2017 - though we believe that this overstates the real level of indebtedness as GDP excludes large cash balances. On the other hand, distortions to GDP statistics (to the upside) may be exaggerating the scale of the improvement. On balance, these issues make it difficult to be definitive about the size of the improvement but, in our view, there can be no doubt that the fiscal situation has improved drastically over the last number of years.

In a symbolically important move, credit ratings agency Moody’s recognized the fiscal improvement in its September 2017 review of Ireland’s credit rating, and upgraded Ireland’s rating to A2 which means that all major credit rating agencies now have Ireland firmly in the ‘A’ grade.

“Brexit”

The decision of the UK electorate to vote to leave the EU may have significant ramifications for the Irish economy. The UK is likely to exit the customs union and the Single Market, as well as the EU itself. This is the least welcome option for Ireland, as it means that there may have to be customs controls and checks on the land border between Ireland and Northern Ireland, which could be quite disruptive to trade between the two parts of the island. However, in early December the Irish, EU and UK authorities agreed a text which, if/when formally ratified, would appear to mean that the UK is committed to take steps to avoid the necessity to have border checks.

Some small parts of the Irish economy may gain (specifically, financial services) but we believe that the overall impact will be negative. The scale of the negative impact is such that it is likely to be noticeable, but not dramatic. We estimate that growth may be in the region of 0.5% lower per year, which in our view is relatively modest in the context of an economy that is most likely growing at a rate in excess of 5% per annum.

Equity Market Review

Global equity markets continued to produce, in our view, strong returns for the most recent quarter, six-month and twelve-month periods ended October 31, 2017 as can be seen in the table below. The MSCI All Ireland Capped Index outperformed the S&P 500 Index by 6.6% over the most recent twelve month period.

Market	3 Months Performance		6 Months Performance		12 Months Performance
	Local	USD $	Local	USD $	Local	USD $
IRELAND SE OVERALL (ISEQ)	+5.3	+4.0	+2.1	+9.2	+19.6	+27.0
MSCI ALL IRELAND CAPPED $	+7.8	+6.5	+4.0	+11.2	+22.5	+30.2
S&P 500 COMPOSITE	+4.8	+4.8	+9.1	+9.1	+23.6	+23.6
NASDAQ COMPOSITE	+6.3	+6.3	+11.8	+11.8	+31.1	+31.1
FTSE 100	+2.8	+3.5	+6.1	+8.9	+12.1	+21.9
TOPIX	+10.0	+7.0	+16.4	+14.2	+29.4	+19.7
EURO STOXX 50	+6.8	+5.6	+5.5	+12.8	+24.3	+32.1
DAX 30 PERFORMANCE	+9.2	+7.9	+6.4	+13.8	+24.0	+31.8
FRANCE CAC 40	+8.2	+6.9	+6.9	+14.4	+26.0	+33.9
AEX INDEX (AEX)	+6.1	+4.9	+8.3	+15.8	+26.3	+34.3
FTSE 250	+3.1	+3.8	+4.7	+7.4	+18.5	+28.9

Note-Indices are total gross return

Source: Datastream

Major Fund stock capital moves over the 12 months to October 31, 2017

12 months ending October 31, 2017
Strongest % move		Weakest % move
Hostelworld Group PLC	+74%	Greencore Group PLC	-21%
Kingspan Group PLC	+73%	Malin Corp PLC	-9%
UDG Healthcare	+56%	Paddy Power Betfair PLC	+1%
Ryanair Holdings PLC	+49%	Veolia Environment	+14%
Irish Continental Group PLC	+46%	CRH Plc	+18%

Highlights regarding some of the positive and negative contributors to the Fund’s performance over the 12-month period are detailed below:

Hostelworld Group PLC: After experiencing a difficult trading environment during 2016, the online accommodation booking platform company’s results and stock price bounced back strongly during 2017. The company also announced a very strong dividend payment to shareholders.

Kingspan Group PLC: The company’s exceptional profit growth continued into 2017 with the share price reacting positively. The company’s order book, in our view, is well positioned to benefit from a pick-up in the global economy and that has been evident in their results and commentary. The company also continues its expansion program through bolt-on acquisitions.

UDG Healthcare PLC: The company stock price responded strongly to strong earnings growth and an increase in profit guidance by the management. The company also continued its non-organic expansion by announcing further acquisitions over the past 12 months.

Ryanair Holdings PLC: Strong growth in passenger numbers and record profits propelled the share price to all-time highs during the year, despite negative headlines surrounding pilot rostering issues and pay. The company will carry a record 129m passengers for 2017.

Irish Continental Group PLC: Company profits have continued to grow strongly and were helped by its strong exposure to the pick-up in the Irish and broader European economies. It operates key passenger and freight routes between Ireland, the UK and Continental Europe. The company has also been actively managing its fleet, disposing of some older vessels as well as currently building a new €144m cruise ferry that will launch during the second half of 2018.

Greencore Group PLC: The share price has been impacted by a number of concerns over the past 12 months. Issues such as the loss or potential loss of customer orders and the profitability outlook for legacy U.S. businesses as well as the possibility of the loss of a key supply arrangement with a top customer of their most recent Peacock acquisition in North America have weighed on the stock. All of the above puts a challenge to management to deliver positive results.

Malin Corp PLC: The Irish life-sciences company is involved in a number of relatively early stage drug developments. There has not been any negative news over the 12 months to account for the relatively small decline in the share price. As with the life sciences sector, the share price can be relatively volatile, especially over shorter time periods. The company did a small private placement of shares during the year.

Paddy Power Betfair PLC: The share price has remained flat over the year despite further solid profit growth. The key concern that has shaken and stalled the share price was the sudden announcement by the relatively new chief executive officer that he was resigning his role at the company. A new chief executive officer has subsequently been appointed and will take over in January 2018.

Both CRH PLC and Veolia Environment SA had positive returns over the 12-month period. However, a lack of follow through on infrastructure proposals by the U.S. President Trump administration caused the share price of these two stocks to underperform the MSCI.

Global Market Outlook

Although the global equity bull market is aging, we do not believe it is yet finished and forecast further upside over the next 12-18 months. So far during 2017, we have seen the winds change, with global central banks increasingly taking a back seat as the core driver of equity markets and the baton has been firmly handed over to traditional fundamental drivers such as economic and earnings growth. With many markets at or close to record highs, equity valuations are no longer cheap. It is crucial that economies continue to grow and that companies continue to deliver positive earnings growth. This remains our central scenario.

While remaining constructive we remain ever watchful to the challenges that could pose meaningful headwinds for markets. Highlighted below are some issues we are focused on.

●	A sudden unexpected slowdown in global growth, particularly the U.S. economy;

●	A deterioration in the outlook for earnings growth and poor earnings reports by companies;

●	The U.S. Federal Reserve is likely to continue to raise interest rates, which has historically been a negative for markets;

●	Inflation is picking up globally.

Global markets remain in a positive mood and cash levels are still supportive of further upside should investors deploy more into the markets.

Although markets such as the U.S. are at or near all-time highs, we believe it is worth noting that this is because of the strong performance of a narrow group of ‘growth’ stocks, and predominantly technology related companies, which again re-ignited over the most recent quarter. The early 1990’s bull market was driven by growth stocks as the technology bubble inflated and of course the same shares led the subsequent bear market as the bubble burst. We remain mindful of this and while our exposure is limited to such stocks, we do not expect an equity bear market but rather a rotation from such names towards more ‘value’ stocks and sectors which themselves are not trading at all-time highs. For this to happen it is crucial that both economic and earnings growth continue to deliver. A U.S. tax package could also be a positive for sentiment. Ireland has not benefitted from this growth driven phase as the market is not represented by such names. As such this also gives Ireland relative protection should such names and sectors begin to unwind their large moves.

Irish Market Outlook:

For 2017, the Central Bank of Ireland estimates GDP growth of 4.9% as capital spending continues to be strong but consumer spending comes under modest pressure from the uncertainty surrounding Brexit. We believe that these forecasts are somewhat overcautious and expect stronger growth, in the region of 5.5%, although we recognize that risks remain elevated given the Brexit situation.

We remain constructive given the positive economic growth and earnings outlook but remain vigilant to political clouds overhanging from Brexit and possibly U.S. policy. Looking ahead to 2018, we expect growth of about 4.5% (as measured by GDP), on the assumption that the Brexit process is reasonably well-managed by the UK authorities (an assumption that is of course increasingly open to question). We continue to manage the portfolio with a strong bottom up stock picking emphasis, always seeking superior growth at attractive valuations and not compromising on quality. The market continues to afford such stock picking opportunities in our view.

In our view, the corporate sector is in good health, with plenty of cash on its balance sheet and relatively little debt. We expect continued mergers and acquisitions activity and if shares become too cheap, companies themselves may do more aggressive share buy-backs of their own stock. IPO activity, while limited, is still evident and we remain of the view that we will see more opportunities such as Glenveagh’s IPO earlier this year.

For the portfolio, we remain confident and do not presently envisage major changes to the portfolio structure. We remain cautious on the UK exposure and prefer exposure to both the European and US economies for non-Irish exposure. We continue to favor stocks with strong cash flows, attractive balance sheets and strong and well managed businesses.

Noel O’Halloran,
Chief Investment Officer,
KBI Global Investors (North America) Ltd
December 15 2017

Investment Summary (unaudited)

	Total Return (%)
	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
One Year	27.69	27.69	30.04	30.04
Three Year	55.73	15.91	53.47	15.35
Five Year	122.05	17.30	133.08	18.44
Ten Year	651.35	3.12	820.95	3.78

	Per Share Information and Returns
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Net Asset Value ($)	10.18	8.20	7.70	8.45	9.59	14.24	14.17	16.31	13.04	15.56
Income Dividends ($)	(0.36)	(0.33)	—	(0.06)	(0.02)	—	(0.07)	—	(0.16)	—
Capital Gain Distributions ($)	(4.86)	(2.76)	—	—	—	—	(0.30)	(1.13)	(2.06)	(1.14)
Total Return (%) (a)	(58.62)	26.91	(6.10)	10.69	13.82	48.49	2.39	25.09	(5.66)	30.04

Notes

(a)

Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the plan, see page 27.

Past Results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of October 31, 2017
(Percentage of Net Assets)

Top 10 Holdings by Issuer as of October 31, 2017

Holding	Sector	% of Net Assets
CRH PLC	Construction Materials	24.11%
Ryanair Holdings PLC	Airlines	14.21%
Paddy Power Betfair PLC	Hotels, Restaurants & Leisure	5.93%
Kingspan Group PLC	Building Products	4.69%
One Fifty One PLC	Industrial Conglomerates	4.62%
Smurfit Kappa Group PLC	Containers & Packaging	4.28%
Dalata Hotel Group PLC	Hotels, Restaurants & Leisure	3.77%
Bank of Ireland Group PLC	Banks	3.68%
Allied Irish Banks PLC	Banks	3.58%
Glanbia PLC	Food Products	3.48%

The New Ireland Fund, Inc.

Portfolio Holdings

October 31, 2017	Shares	Value (U.S.) (Note A)
COMMON STOCKS (99.37%)
COMMON STOCKS OF IRISH COMPANIES (94.12%)

Airlines (14.21%)
Ryanair Holdings PLC *	306,567	$6,010,067
Ryanair Holdings PLC - Sponsored ADR*	20,097	2,253,075
		8,263,142
Banks (7.25%)
Allied Irish Banks PLC	351,725	2,078,852
Bank of Ireland Group PLC *	272,784	2,137,840
		4,216,692
Building Products (4.70%)
Kingspan Group PLC	65,283	2,730,011
Construction Materials (24.11%)
CRH PLC	371,755	14,017,460
Containers & Packaging (4.28%)
Smurfit Kappa Group PLC	83,365	2,486,442
Equity Real Estate Investment Trusts (REITs) (2.98%)
Green, REIT, PLC	985,416	1,733,271
Food & Staples Retailing (2.17%)
Total Produce PLC	467,189	1,262,011
Food Products (8.15%)
Glanbia PLC	104,812	2,025,476
Greencore Group PLC	466,850	1,195,446
Kerry Group PLC, Series A	13,425	1,351,914
Origin Enterprises PLC	21,273	168,503
		4,741,339
Health Care Providers & Services (0.96%)
UDG Healthcare PLC	45,583	559,700
Hotels, Restaurants & Leisure (9.70%)
Dalata Hotel Group PLC *	352,017	2,193,751
Paddy Power Betfair PLC	33,716	3,448,263
		5,642,014

See Notes to Financial Statements.

 The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2017	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

Household Durables (2.25%)
Glenveagh Properties PLC *	1,000,000	$1,310,456
Industrial Conglomerates (5.09%)
DCC PLC	2,897	274,721
One Fifty One PLC *	1,001,863	2,684,145
		2,958,866
Internet & Catalog Retail (1.56%)
Hostelworld Group PLC	212,908	905,221
Life Sciences Tools & Services (1.27%)
Malin Corp PLC *	61,980	740,023
Marine (2.04%)
Irish Continental Group PLC - UTS	177,922	1,185,483
Pharmaceuticals (0.74%)
Amryt Pharma PLC *	1,804,917	431,004
Professional Services (0.16%)
CPL Resources PLC	12,701	93,799
Specialty Retail (2.50%)
Applegreen PLC	213,937	1,455,354
TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $34,448,885)		54,732,288

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2017	Shares	Value (U.S.) (Note A)
COMMON STOCKS OF FRENCH COMPANIES (5.25%)

Building Products (3.00%)
Cie de St-Gobain	29,692	$1,741,787
Multi-Utilities (2.25%)
Veolia Environnement SA	55,324	1,310,793
TOTAL COMMON STOCKS OF FRENCH COMPANIES
(Cost $2,236,638)		3,052,580

TOTAL COMMON STOCKS
(Cost $36,685,523)		$57,784,868

TOTAL INVESTMENTS (99.37%)
(Cost 36,685,523)		57,784,868
OTHER ASSETS AND LIABILITIES (0.63%)		367,254
NET ASSETS (100.00%)		$58,152,122

*	Non-income producing security.
ADR–	American Depositary Receipt traded in U.S. dollars.
REIT–	Real Estate Investment Trust
UTS–	Units

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities

October 31, 2017

ASSETS:
Investments at value (Cost $36,685,523) See accompanying schedule	U.S.	$57,784,868
Cash		175,333
Foreign Currency (Cost $75,908)		75,045
Dividends receivable		134,253
Prepaid expenses		233,709
Total assets	U.S.	$58,403,208

LIABILITIES:
Investment advisory fee payable (Note B)	U.S.	$62,380
Accrued audit fees payable		43,000
Accrued legal fees payable		40,416
Directors' fees and expenses payable		28,679
Administration fee payable (Note B)		15,834
Printing fees payable		14,226
Custody fees payable (Note B)		4,356
Accrued expenses and other payables		42,195
Total liabilities		251,086

NET ASSETS	U.S.	$58,152,122

AT OCTOBER 31, 2017 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 3,736,333	U.S.	$37,363
Additional paid-in capital		31,925,222
Accumulated Net Investment Loss		(160,491)
Accumulated Net Realized Gain		5,251,086
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		21,098,942
TOTAL NET ASSETS	U.S.	$58,152,122

NET ASSET VALUE PER SHARE
(Applicable to 3,736,333 outstanding shares)
(authorized 20,000,000 shares)
(U.S. $58,152,122 ÷ 3,736,333)	U.S.	$15.56

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

				For the Year Ended October 31, 2017

INVESTMENT INCOME
Dividends			U.S.	$969,902
Less: Foreign taxes withheld				(27,590)
TOTAL INVESTMENT INCOME				942,312

EXPENSES
Investment advisory fees (Note B)	U.S.	$420,050
Directors' fees		218,573
Tender offer fees		128,133
Administration fees (Note B)		109,794
Excise tax expense		76,189
Compliance fees (Note B)		75,316
Printing and mailing expenses		71,480
Legal fees		50,018
Audit fees		43,500
Investor services fees		41,254
Insurance premiums		37,741
Custodian fees (Note B)		27,195
Transfer agent fees		25,726
NYSE listing fee		25,000
Other expenses		91,331
TOTAL EXPENSES				1,441,300
NET INVESTMENT LOSS			U.S.	$(498,988)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		7,154,682
Foreign currency transactions		586
Net realized gain on investments and foreign currency during the period				7,155,268
Net change in unrealized appreciation of:
Securities		10,544,533
Foreign currency and net other assets		3,780
Net unrealized appreciation of investments and foreign currency during the period				10,548,313
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY				17,703,581
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$17,204,593

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

		Year Ended October 31, 2017		Year Ended October 31, 2016

OPERATIONS:
Net investment loss	U.S.	$(498,988)	U.S.	$(318,048)
Net realized gain on investments and foreign currency transactions		7,155,268		8,573,993
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		10,548,313		(13,224,675)
Net increase/(decrease) in net assets resulting from operations		17,204,593		(4,968,730)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		—		(819,264)
Net realized gain/(loss)		(5,098,440)		(10,638,199)
Total distributions		(5,098,440)		(11,457,463)

CAPITAL SHARE TRANSACTIONS:
Value of 0 and 302,426 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		—		3,910,755
Value of 1,601,285 and 0 shares redeemed, respectively, to shareholders in connection with a tender offer (Note E)		(23,538,890)		—
Net increase/(decrease) in net assets resulting from capital share transactions		(23,538,890)		3,910,755
Total Increase/(decrease) in net assets		(11,432,737)		(12,515,438)

NET ASSETS:
Beginning of year		69,584,859		82,100,297
End of year (Including accumulated net investment (loss) of $(160,491) and $(179,844), respectively)	U.S.	$58,152,122	U.S.	$69,584,859

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

		Year Ended October 31,
		2017	2016		2015	2014	2013
Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$13.04	$16.31		$14.17	$14.24	$9.59
Net Investment Income/(Loss)		(0.15)	(0.06)		0.21	(0.04)	0.11
Net Realized and Unrealized Gain/(Loss) on Investments		3.67	(0.88)		3.06	0.34	4.51
Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		3.52	(0.94)		3.27	0.30	4.62
Distributions to Shareholders from:
Net Investment Income		—	(0.16)		—	(0.07)	—
Net Realized Gains		(1.14)	(2.06)		(1.13)	(0.30)	—
Total from Distributions		(1.14)	(2.22)		(1.13)	(0.37)	—
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.14 (a)	(0.11	)(b)	—	—	0.03 (c)
Net Asset Value, End of Year	U.S.	$15.56	$13.04		$16.31	$14.17	$14.24
Share Price, End of Year	U.S.	$13.65	$11.65		$13.60	$12.25	$12.40
Total NAV Investment Return (d)		30.04%	(5.66)%		25.09%	2.39%	48.49%
Total Market Investment Return (e)		27.69%	1.08%		20.66%	1.65%	40.27%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, End of Year (000's)	U.S.	$58,152	$69,585		$82,100	$71,357	$71,684
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.76)%	(0.41)%		1.33%	(0.26)%	0.95%
Ratio of Operating Expenses to Average Net Assets		2.19%	1.78%		1.68%	1.68%	2.05%
Portfolio Turnover Rate		14%	22%		47%	29%	35%

(a)	Amount represents $0.14 per share impact related to the Tender Offer, which was completed in May 2017.
(b)	Amount represents $0.11 per share impact for new shares issued as Capital Gain Stock Distribution.
(c)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(d)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(e)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of issuers organized under the laws of Ireland (“Irish Companies”). Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Amendments to the Scope, Measurements, and Disclosure Requirements applicable to Investment Companies.

A.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less may be valued at amortized cost.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	–	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	–	observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	–	unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on quarterly basis for changes in listing or delistings on national exchanges.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of period. The summary of inputs used to value the Fund’s net assets as of October 31, 2017 is as follows:

	Total Value at 10/31/2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*
Professional Services	$93,799	$—	$93,799	$—
Other Industries	57,691,069	57,691,069	—	—
Total Investments ^	$57,784,868	$57,691,069	$93,799	$—

*	See Portfolio Holdings detail for country breakout.
^	Investments are disclosed individually on the Portfolio Holdings.

At the end of the year ended October 31, 2017, investments with a total aggregate value of $4,020,370 were transferred from Level 2 to Level 1 because the securities traded on the last day of the quarter.

Dividends and Distributions to Stockholders: The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

For tax purposes at October 31, 2017 and October 31, 2016, the Fund distributed $0 and $929,383, respectively, of ordinary income. The Fund also distributed, for tax purposes at October 31, 2017 and October 31, 2016, $5,098,440 and $10,528,080, respectively, of long-term capital gains.

Permanent differences between book and tax basis reporting for the year ended October 31, 2017 have been identified and appropriately reclassified to reflect a decrease in accumulated net investment loss of $518,341 a decrease in accumulated net realized gain of $373,265 and a decrease in paid-in-capital of $145,076. These

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

adjustments were related to Section 988 gain (loss) reclasses, short-term gain to ordinary income reclass, net operating losses and excise taxes. Net assets were not affected by this reclassification.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. Excise tax of $76,189 was paid during the year ended October 31, 2017. No provision for U.S. federal income taxes is required as of fiscal year end.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2017, 2016, 2015, and 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from Interactive Data Corp. each day the current 4:00 pm New York time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

B.	Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with KBI Global Investors (North America) Ltd. (“KBIGINA”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBIGINA provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”) as of December 16, 2016. The Fund previously had an Administration Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays USBFS an annual fee payable monthly. Certain officers of the Fund are employees of the Administrator. The Fund’s Secretary is an employee of USBFS.

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets.

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) to serve as transfer agent for the Fund.

The Fund has entered into an agreement with Vigilant Compliance, LLC for compliance services.

C.	Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the year ended October 31, 2017, excluding U.S. government and short-term investments, aggregated to U.S. $9,408,181 and U.S. $38,963,055, respectively.

D.	Components of Distributable Earnings:

At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$—	$735,164	$4,515,922	$20,938,451

As of October 31, 2017, the Fund had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and depreciation on assets and liabilities in foreign currencies on a tax basis as of October 31, 2017, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$36,846,014	$21,627,645	$(688,791)	$20,938,854	$(403)	$20,938,451

E.	Common Stock

For the year ended October 31, 2017, the Fund did not issue any shares, and repurchased 1,601,285 shares due to a Tender Offer which ended in May 2017. For the year ended October 31, 2016, the Fund issued 302,426 shares in connection with a stock distribution in the amount of $3,910,755.

F.	Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended October 31, 2017 and October 31, 2016 the Fund did not repurchase any of its shares.

G.	Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H.	Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the Unites States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I.	Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the Financial statements were issued, and has determined that there were the following subsequent events:

The Fund announced the completion of the Fund’s transferable rights offering (the “Offer”) in which 1,245,445 common shares were issued pursuant to subscriptions by rights holders through the Offer.

The Offer, which commenced on November 3, 2017 and expired on December 6, 2017 (the “Expiration Date”), was oversubscribed. The subscription price per share was $11.54 and was based upon a formula equal to 92.5% of the average of the last reported sales price of the Fund’s shares of common stock on the NYSE on the Expiration Date and each of the four preceding trading days.

The total gross proceeds of the Offer raised were $14,372,243 based on the subscription price of $11.54. The Fund received total subscriptions for 5,677,717 common shares which represented 456% of the 1,245,445 primary shares available to be issued. The new shares of common stock were issued on December 12, 2017.

On December 12, 2017, the Fund announced a change to its managed distribution policy (the “Distribution Policy”). Under the revised Distribution Policy, the Fund pays quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at December 12, 2017. The Board has determined that the annual rate will be 8% per annum payable in quarterly installments. The revision was made by the Board in connection with the larger asset size of the Fund resulting from the Fund’s recent rights offering.

The New Ireland Fund, Inc.

Report Of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The New Ireland Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the “Fund”), including the portfolio holdings, as of October 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. as of October 31, 2017, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2017

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Additional Information (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Meeting of Shareholders

On June 13, 2017 the Fund held its Annual Meeting of Shareholders. The following Directors were elected by the following votes: Sean Hawkshaw 4,278,461 For; 296,276 Abstaining, Margaret Duffy 4,345,275 For; 229,461 Abstaining, Michael Pignataro, Peter Hooper and David Dempsey continue to serve in their capacities as Directors of the Fund.

Fund’s Privacy Policy

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund.

The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

●	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

●	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession.

The Fund’s privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

Additional Information (unaudited) (continued)

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

Certifications

The Fund’s president has certified to the New York Stock Exchange (“NYSE”) that, as of July 1, 2017, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

Tax Information

For the fiscal year ended October 31, 2017, the Fund had designated long-term capital gains of $xxx.

Board of Directors/Officers (unaudited)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS:
Margaret Duffy, 74 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director and Chairperson of the Board of Directors	Chair since 2015 Director Since 2006 Current term expires in 2020	Retired Partner, Arthur Andersen LLP; Director, Lavelle Fund for the Blind, (2014 to present)	1
David Dempsey, 68 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2007 Current term expires in 2019	Managing Director, Bentley Associates L.P., – Investment Bank (1992 to present); Director, Hong Kong Association of New York (2014 to Present)	1
Peter J. Hooper, 77 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 1990 Current term expires in 2018	President, Hooper Associates – Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present).	1
Michael A. Pignataro, 58 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2015 Current term expires in 2019	Director, Credit Suisse Asset Management (2001 to 2013); Chief Financial Officer, Credit Suisse US Registered Funds (1996 to 2012); Trustee, INDEXIQ Trust, INDEXIQ ETF Trust and INDEXIQ Active ETF Trust (April 2015 to present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors of the Fund and is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTOR:
Sean Hawkshaw, 53 KBI Global Investors (North America) Ltd. One Boston Place, 201 Washington Street, 36th Floor Boston, MA 02108	President and Director**	President Since 2011 Director from July 2011 to June 2012 and Since March 2013 Current term expires in 2020

Chief Executive Officer & Director, KBI Global Investors (North America) Ltd (2002 to Present); Director, KBI Global Investors Limited (1994 to Present); Director, KBI Fund Managers Limited (2002 to 2013); Director, KBI Institutional Funds PLC (2004 to 2013); Director KBI/Lothbury Qualifying Investor Fund, PLC (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to 2015); Director KBC Asset Management (U.K.) Ltd (2002 to 2010); Director Fusion Alternative Investments PLC (2008 to 2014); Director/ Secretory, Kleinwort Benson Investars Trustee Ltd (2010 to 2014); Director, Irish Association of Investment Managers (2003 to Present).

1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with KBI Global Investors (North America) Ltd., the investment adviser to the Fund.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Directorships During Past Five Years
OFFICERS*
Sean Hawkshaw	President	Since 2011	See prior page.
Lelia Long, 54 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Treasurer	Since 2002	Investment Management and Compliance Consultant (2009 to present).
Salvatore Faia, 53 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Chief Compliance Officer	Since 2005	President, Vigilant Compliance LLC, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).
Angela Ter Maat, 36 US Bancorp Fund Services, LLC 811 E. Wisconsin Avenue Milwaukee, WI 53202	Secretary	Since 2016	Vice President, US Bancorp Fund Services, LLC (2004 to present).

*	Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

The New Ireland Fund, Inc.

Directors and Officers

Margaret Duffy	–	Director and Chair of the Board
David Dempsey	–	Director
Sean Hawkshaw	–	Director and President
Peter J. Hooper	–	Director
Michael A. Pignataro	–	Director
Lelia Long	–	Treasurer
Angela Ter Maat	–	Secretary
Salvatore Faia	–	Chief Compliance Officer

Investment Adviser
KBI Global Investors (North America) Ltd
One Boston Place
201 Washington St,
36th Floor
Boston, MA 02108

Administrator
U.S. Bancorp Fund Services, LLC
811 E Wisconsin Ave
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Dr., MK-WI-5302
Milwaukee, WI 53212

Shareholder Servicing Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Correspondence
All correspondence should be addressed to:
The New Ireland Fund, Inc.
c/o KBI Global Investors (North America) Ltd
One Boston Place
201 Washington Street
36th Floor
Boston, MA 02108

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:
investor.query@newirelandfund.com

Website address:
www.newirelandfund.com

IR-AR 10/17

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Michael Pignataro is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$38,500	$38,500
Audit-Related Fees
Tax Fees	$4,500	$4,500
All Other Fees		$500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Michael Pignataro, Peter J. Hooper, and David Dempsey.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD,

PROXY VOTING POLICY AND PROCEDURES

It is our policy to use proxy voting for all portfolios and for all votes, other than where we are not given this authority by our client, or in countries or for companies where voting is impossible or exceptionally difficult for logistical reasons.

External service provider:

We have taken the decision to use the services of an outsourced provider, Institutional Shareholder Services Ltd (ISS), a leading provider of proxy voting advice and administrative services, to assist us with this activity given their expertise in this area.

Voting recommendations and policy guidelines

ISS provide voting recommendations to us, based on a pre-agreed set of policy guidelines which is reviewed at least annually. We currently use “Sustainability” set of voting guidelines, developed specifically to at least meet the standards consistent with the United Nations Principles for Responsible Investment (UNPRI).

The ISS Sustainability policy research approach includes employing the use of ESG risk indicators to identify moderate to severe ESG risk factors at public companies, and holding culpable board members accountable for failure to sufficiently oversee, manage, or guard against material ESG risks. The ESG risk indicators cover several topics including the environment, human rights and impacts of business activities on local communities, labor rights and supply chain risks, consumer product safety, bribery and corruption, and governance & risk oversight failures.

The voting guidelines have a particular focus on transparency and reporting, and we generally support shareholder initiatives insofar as they request enhanced transparency on ESG issues.

Key policy highlights include:

•	Board competence, performance – including on ESG topics and independence

•	Alignment of pay and performance, presence of problematic compensation practices, shareholder value transfer

•	Support, generally, for shareholder proposals advocating ESG disclosure or universal norms/codes of conduct. (In 2015, as an example, the policy guidelines resulted in recommendations to support 81% of such shareholder proposals for US S&P 500 stocks).

ISS informs our Portfolio Managers in good time of its voting recommendation. The Portfolio Managers have the authority to challenge the ISS recommendations on specific issues when they believe it is in the best interest of clients to do so. Such challenge is brought to the Proxy Voting Committee (see below).

Retention of client discretion over voting

The obligation to vote client proxies shall rest with our clients in certain cases, notwithstanding our discretionary authority to make investment decisions on behalf of our clients, and we will not exercise proxy voting authority over these accounts. Clients shall in no way be precluded from contacting us for advice or information about a particular proxy vote. However, we shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should we inadvertently receive proxy information for a security held in a client’s account over which we do not maintain proxy voting authority, we will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

Records and disclosure

ISS is responsible for tracking all our proxies, voting in line with the ISS Sustainability policy and has direct feeds from client custodians.

The Responsible Investing Committee is responsible for monitoring ISS to ensure that proxies are properly voted in line with the policy, in a timely manner and that appropriate records are being retained.

A record of all proxy votes and information relevant to such votes is maintained by ISS and we report quarterly, on our public website, on proxy voting activity. The report includes a summary of voting activity, such as the percentage of all votes where we voted against management, but also lists every ballot voted including the management recommendation and our voting instruction.

Notification to investee companies

On request from a company, either before or after the vote, we will provide an explanation to a company of our voting decision. Where we are already involved in Engagement, or about to commence Engagement, we may choose to pro-actively inform a company of our voting decision, before the time of the vote, with the intention that this might influence the company’s own decision-making process.

Recall of stock on loan

For some KBI fund vehicles and strategies we engage in stock lending. Where applicable, the Portfolio Managers receive a weekly report listing all forthcoming company meetings where stock is on loan. They then make a decision to recall, or not, the stock in order to vote. Sufficient advance notice of forthcoming meetings is given to enable the stock to be recalled in good time to vote. The decision to recall stock, or not, is made in the best interests of clients and investors at all times, and will take account of whether the vote is likely to be controversial or closely contended, whether we are material shareholders in the company, the shareholding structure of the company, the strength of our views on the issue in question and whether it would strengthen our case in an Engagement context to maximize our voting power, and the loss of income to investors that would result.

Role of the Proxy Voting Committee

The Committee consists of four members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the funds we manage or advise:

•	Chief Investment Officer

•	Chief Compliance Officer

•	ESG Screening analyst

•	Head of Responsible Investing

Other relevant staff may attend meetings to discuss issues of relevance to them or where they have particular expertise or knowledge, but they are not voting members.

The Proxy Voting Committee is a sub-committee of the Responsible Investing committee and is chaired by the Chief Investment Officer or in his absence, the Chief Compliance Officer.

It has the following responsibilities

1. Adjudicating on proxy votes where the Portfolio Manager challenges the ISS recommendation and on any other non-routine or controversial votes that may be referred to the Committee by a Portfolio Manager or the Chief Investment Officer or Chief Compliance Officer.

2. Dealing with conflicts of interest between our firm and the portfolios that we manage or the issuers of securities owned by the portfolio such as they may arise in the proxy voting context from significant business, personal or family relationships.

The Committee will vote proxies consistent with the voting guidelines that are in force at the time of the decision (i.e. the voting guidelines agreed with ISS, our service provider), having particular regard to the United Nations Principles for Responsible Investment.

If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, recognizing that differences in portfolio investment objectives and strategies may produce different results.

In addition, there may be instances where the Portfolio Managers may wish to vote differently for proxies held by more than one product group. The Chief Compliance Officer shall review all such votes to determine that there are no conflicts of interest with regards to such votes. We maintain documentation of the reason and basis for any such votes.

We may opt to abstain from voting if deemed that abstinence is in clients’ best interests. For example, we may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between our interests and those of our clients. We realize that due to the difficulty of predicting and identifying all material conflicts, we must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, ISS is an independent source of voting recommendations.

We are aware that any external provider of proxy voting advisory services may potentially have conflicts of interest. The Responsible Investing Committee as part of its remit assesses the advisor’s conflict of interest policy, and the implementation of that policy, and may terminate or amend the contract with the provider if either is deemed to be unsatisfactory.

Potential ownership conflicts

As this firm is majority owned by Amundi s.a., a company listed on the French stock market, a potential conflict of interest could arise in the exercise of proxies for that company. For this reason, the Proxy Voting committee will have particularly strong regard for the recommendation of ISS when considering a contested/controversial proxy vote in the case of our parent company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Noel O'Halloran, Portfolio Manager

Executive Director & Chief Investment Officer – KBI Global Investors Ltd

Noel joined the firm in 1992, was promoted to Head of Equities in 1996 and was appointed CIO in 2002. As CIO, he has overall responsibility for investment process and performance of the firm’s assets under management across the various asset classes and specialist equity portfolios. The firm’s team of investment professionals report to Noel. He has specifically managed equity portfolios across Irish, European, Asian and US equity markets. Prior to joining the firm, Noel worked for Irish Life Investment Managers as a US Equity Asset Manager. He is an engineer by profession having graduated with 1st Class honors degree from University College Cork. He is a member of the CFA Institute and the UK Society of Investment Professionals. He was appointed a director of KBI Global Investors Ltd in December 2000.

Noel O’Halloran is responsible for the day-to-day management of the Registrant’s portfolio, including stock research, stock selection and portfolio management. Mr. O’Halloran has been Portfolio Manager of the Registrant since July 21, 2011.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

As of October 31, 2017 Mr. O’Halloran managed the following other accounts:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	12	$499m	0	0
Other Accounts:	1	$44.6m	0	0

Mr. O’Halloran managed the Other Accounts and Other Pooled Investment Vehicles as part of a team of portfolio managers.

Potential Conflicts of Interests

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that : (i) accounts with like investment strategies managed by the portfolio manager are generally managed in a similar fashion, subject to exceptions in account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) the portfolio manager’s personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the portfolio manager may compensate the Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Compensation Structure of Portfolio Manager(s) or Management Team Members

KBI‘s Global Investors’ key personnel are passionate about what they do and determined to succeed. From a remuneration perspective, KBI conducts regular surveys of industry practice, in terms of variable and fixed pay to ensure that key value generators are retained and incentivized. As part of this process, the firm also takes into account local legislation and guidelines relating to remuneration to prevent excessive risk-taking which has been incorporated into the firm’s Remuneration policy.

The portfolio managers and key executives have a number of different components to compensation which KBI believe offers very strong combination of incentivization and retention. KBI believe these components strongly align key employees with its clients its majority shareholder. KBI also believe they compare very favorably with other firms within its industry. These components are set out below:

Base Salary: Benchmarked to Industry

Annual Bonus: For portfolio managers, the bonus amount is based predominantly on relative performance for the relevant strategies/funds assessed over 1, 2 and 3 year rolling numbers. This ensures a longer-term investment perspective rather than a year by year focus. The relevant benchmark for this Fund is currently the MSCI Ireland All Capped Index. Key employees are obliged to take a proportion of the annual bonus in parent company equity which is then locked in for three years. If the executives cease employment with the firm, a portion of this equity is forfeited.

Profit Share: The overall company pool for profit share is determined by the profitability of KBIGI (Dublin). 30% of Profit before Tax is set aside to fund the Annual Bonus and Profit Share. Any funds remaining after annual bonus awards are distributed among selected key employees. Payments under the profit sharing scheme are through a combination of cash, parent company equity and units in KBIGI funds. Equity and fund holdings are held in trust for a three year period. If the executives cease employment with the firm, a portion of this equity is forfeited.

Equity Participation: Following completion of the acquisition of the majority shareholding by Amundi SA employees hold a 12.5% equity stake in the business. If the employee shareholders were to leave within five years of completion this holding is subject to forfeiture provisions. After year five there are put and call structures in place to enable employees to sell the holding on a phased basis over a multi-year period.

Disclosure of Securities Ownership:

Please provide a dollar range for the Portfolio Managers holdings in the registrant. Choose from the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.

As of October 31, 2017 beneficial ownership of shares of the Registrant held by the Portfolio Manager is as follows:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Noel O’Halloran	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 5/1/17 - 5/31/17	1,601,285	$14.70	1,601,285	0
Month #2 6/1/17 – 6/30/17	-	-	-	-
Month #3 7/1/17 – 7/31/17	-	-	-	-
Month #4 8/1/17 – 8/31/17	-	-	-	-
Month #5 9/1/17 – 9/30/17	-	-	-	-
Month #6 10/1/17 – 10/31/17	-	-	-	-
Total	-	-	-	-

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	December 22, 2017

By (Signature and Title)	/s/ Lelia Long
Lelia Long, Treasurer

Date	December 22, 2017